                                                                  Exhibit 10.9

                             STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into effective as of the 21 day of June, 1995 by and between Rohm Co., Ltd., a corporation organized under the laws of Japan, having its principal place of business at 21, Saiin Mizosaki-cho, Ukyo-Ku, Kyoto, 615, Japan ("Rohm"), and Racom Systems, Inc., a company organized under the laws of the State of Delaware, U.S.A., having its principal place of business at 6080 Greenwood Plaza Boulevard, Englewood, Colorado 80111 ("Racom").

                                   RECITALS
                                   --------

     THIS AGREEMENT sets forth the understandings and agreements pursuant to which Rohm will acquire from Racom a total of 500,000 shares of Racom common stock.

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements contained herein, the parties agree as follows:

                                  ARTICLE ONE
                               SALE AND PURCHASE
                               -----------------

     1.1 SALE AND PURCHASE OF COMMON STOCK. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties contained herein, Rohm hereby agrees to purchase from Racom and Racom hereby agrees to sell to Rohm a total of 500,000 shares of Racom common stock, par value $0.01. On the Closing Date (as hereinafter defined), Rohm shall purchase from Racom 300,000 shares of Racom common stock, par value $0.01, for a purchase price of US$900,000 (US$3.00 per share). In addition, on the Second Closing Date (as hereinafter defined) Rohm shall purchase from Racom an additional 200,000 shares of Racom common stock, par value $0.01, for a purchase price of US$600,000 (US$3.00 per share). The terms, designations, rights, preferences and limitations of the Common Stock are as set forth in Racom's certificate of incorporation and bylaws. The parties agree that the Purchase Price shall be paid in the manner specified in
Article 2 below.

                                   ARTICLE TWO
                           CLOSING AND SECOND CLOSING
                           --------------------------

     2.1 CLOSING AND SECOND CLOSING. For purposes of this Agreement, (i) the term "Closing" or "Closing Date" shall mean a date not more than ten (10) days following the execution by the parties of the Cooperative Agreement for Licensed Manufacturing of Ferroelectric RFID Products, such date to be mutually agreed to by the parties, and (ii) the term "Second Closing" or "Second Closing Date" shall mean a date not more than thirty (30) days following the cumulative sale by Rohm of ten million Custom Ferroelectric RFID Products, such date to be mutually agreed by the parties. Subject to the performance, satisfaction or waiver of each condition precedent set forth in Article 5 hereof, the Closing and Second Closing of the purchase and sale of the common stock shall take place at a mutually convenient location as agreed by the parties.

     2.2 SUBMISSIONS OF RACOM. On each of the Closing Date and Second Closing Date, Racom shall deliver to Rohm the following:

          (a) A stock certificate(s) duly endorsed or with stock power(s) duly endorsed in favor of Rohm for the appropriate number of shares of common stock being purchased on such date;

          (b) A copy of the resolutions of Racom's Board of Directors approving the execution of this Agreement and the consummation of the transactions contemplated by this Agreement; and

          (c) Such other documents or instruments as may be reasonably requested by Rohm to consummate the transactions contemplated in this Agreement.

     2.3 SUBMISSIONS OF ROHM. On each of the Closing Date and Second Closing Date, Rohm shall:

          (a) Wire transfer to Racom at Racom's direction the applicable purchase price for the common stock being purchased on such date and submit such certifications or confirmations, as deemed reasonably necessary by Racom, verifying the payment of the purchase price; and

          (b) Such other documents or instruments as may be reasonably requested by Racom to consummate the transactions contemplated in this Agreement.


                                 ARTICLE THREE
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------
                                   OF RACOM
                                   --------

     Racom hereby represents and warrants to Rohm as follows:

     3.1 ORGANIZATION AND GOOD STANDING. Racom is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, U.S.A. and has all requisite power and authority to conduct its business as such business is now conducted.

     3.2 CORPORATE POWER. Racom has complete power to execute, deliver and perform this Agreement and, as of the Closing, has taken all corporate action required by law, its articles of incorporation, its bylaws or otherwise, to authorize the execution, delivery and performance of this

Agreement, and this Agreement is a valid and binding obligation of Racom, enforceable in accordance with its terms.

     3.3 NO VIOLATION. Neither the execution nor the consummation of this Agreement will constitute a violation of or default under any term or provision of Racom's articles of incorporation or bylaws, or any contract, commitment, indenture or other agreement or restriction of any kind or character to which Racom is a party or by which Racom is bound. No consent or approval by, or filing with, any governmental authority is required in connection with the execution and delivery of this Agreement by Racom or the consummation of the transactions contemplated hereby.

     3.4 RESTRICTIONS. The shares of Common Stock to be transferred pursuant to this Agreement will be transferred free and clear of all liens and other encumbrances.

                                  ARTICLE FOUR
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                                     OF ROHM
                                     -------

     Rohm represents and warrants to Racom as follows:

     4.1 ORGANIZATION AND GOOD STANDING. Rohm is a corporation, duly organized, validly existing and in good standing under the laws of Japan and has all requisite power and authority to conduct its business as it is now conducted.

     4.2 CORPORATE POWER. Rohm has complete power to execute, deliver and perform this Agreement and, as of the Closing, has taken all corporate action required by law, its articles of incorporation, its bylaws or otherwise, to authorize the execution, delivery and performance of this Agreement, and this Agreement is a valid and binding obligation of Rohm, enforceable in accordance with its terms.

     4.3 NO VIOLATION. Neither the execution nor the consummation of this Agreement will constitute a violation of or default under any term or provision of Rohm's articles of incorporation or bylaws, or any contract, commitment, indenture or other agreement or restriction of any kind or character to which Rohm is a party or by which Rohm is bound. No consent or approval by, or filing with, any governmental authority is required in connection with the execution and delivery of this Agreement by Rohm or the consummation of the transactions contemplated hereby.

     4.4 INVESTMENT PURPOSE. Rohm is acquiring the shares of common stock for its own account for investment purposes and not for the interest of any other person, and with no present intention of reselling or distributing the shares of common stock. Rohm acknowledges that the common stock being sold hereunder has not been registered under the Securities Act of 1933, as amended, and as such, the common stock is deemed to be "restricted stock" and may only be resold in compliance with applicable state and federal securities laws.

     4.5 ACCREDITATION. Rohm, and its respective officers and directors, have such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of investing in the common stock, and can afford a complete loss of this investment.

                                  ARTICLE FIVE
                              CONDITIONS PRECEDENT
                              --------------------

     5.1 CONDITIONS PRECEDENT TO RACOM'S OBLIGATIONS. The obligations of Racom contained in this Agreement are subject to the fulfillment prior to or at the Closing or Second Closing, as appropriate, of each of the following conditions:

          (a) COMPLIANCE WITH AGREEMENT. Rohm shall have performed, in all material respects, its obligations and agreements, and complied in all material respects with its covenants, contained in this Agreement to the extent required to be performed prior to or at the Closing or Second Closing, as appropriate.

          (b) SUPPORTING DOCUMENTS. All corporate action required to be taken by Rohm in connection with the transactions contemplated by this Agreement, as reasonably determined by Racom, shall be evidenced by documents reasonably satisfactory in form and substance to Racom.

          (c) ROHM REPRESENTATIONS. All representations and warranties of Rohm shall be valid and true on the Closing Date or Second Closing Date, as appropriate, as if made then and Rohm shall deliver to Racom such written certification as deemed reasonably necessary by Racom certifying the validity and truth of Rohm's representations and warranties.

     5.2 CONDITIONS PRECEDENT TO ROHM'S OBLIGATIONS. The obligations of Rohm contained in this Agreement are subject to the fulfillment prior to or at the Closing or Second Closing, as appropriate, of each of the following conditions:

          (a) COMPLIANCE WITH AGREEMENT. Racom shall have performed, in all material respects, its respective obligations and agreements, and complied in all material respects with its covenants, contained in this Agreement to the extent required to be performed prior to or at the Closing or Second Closing, as appropriate.

          (b) SUPPORTING DOCUMENTS. All corporate action required to be taken by Racom in connection with the transactions contemplated by this Agreement, as reasonably determined by Rohm, shall be evidenced by documents reasonably satisfactory in form and substance to Rohm.

          (c) RACOM REPRESENTATIONS. All representations and warranties of Racom shall be valid and true on the Closing Date or Second Closing Date, as appropriate, as if made then and Racom shall deliver to Rohm such written certification as deemed reasonably necessary by Rohm certifying the validity and truth of Racom's representations and warranties.


                                  ARTICLE SIX
                                INDEMNIFICATION
                                ---------------

     6.1 RACOM. Racom shall protect, defend, indemnify and hold Rohm and its respective officers, directors, employees and agents harmless from any and all claims (including, without limitation, all losses, liabilities, demands, expenses, damages, court costs and attorneys' fees and costs), resulting directly or indirectly, entirely or in part, from any breach of Racom's obligations, representations and warranties under this Agreement. Notwithstanding any provision in this Section 6.1 to the contrary, Rohm and its respective officers, directors, employees and agents shall have no right to indemnification under this Section 6.1 if the claim results solely from Rohm's or its respective officers', directors', employees' or agents' negligent or intentional act or omissions or from a claim by Racom against Rohm or its respective officers, directors, employees or agents.

     6.2 ROHM. Rohm shall protect, defend, indemnify and hold Racom and its respective officers, directors, employees and agents harmless from any and all claims (including, without limitation, all losses, liabilities, demands, expenses, damages, court costs and attorneys' fees and costs), resulting directly or indirectly, entirely or in part, from any breach of Rohm's obligations, representations and warranties under this Agreement. Notwithstanding any provision in this Section 6.2 to the contrary, Racom and its respective officers, directors, employees and agents shall have no right to indemnification under this Section 6.2 if the claim results solely from Racom's or its respective officers', directors', employees' or agents' negligent or intentional acts or omissions or from a claim by Rohm against Racom or its respective officers, directors, employees and agents.

                                 ARTICLE SEVEN
                            EXPENSES OF THE PARTIES
                            -----------------------

     7.1 NO BROKERS OR FINDERS. The parties agree that no broker or finder is involved in this transaction and no commission is due any broker or finder. Each party shall indemnify the other against all losses suffered by the other if the party's warranty hereunder is incorrect or inaccurate.

     7.2 PAYMENT OF EXPENSES. Each party to this Agreement agrees to pay its own expenses incurred in connection with (i) the execution and adoption of this Agreement and (ii) the consummation of the transactions hereunder, including, without limitation, disbursements, costs, charges, printing expenses, attorneys' and accountants' fees (including audit costs).

                                 ARTICLE EIGHT
                                 MISCELLANEOUS

     8.1 AMENDMENTS. No part of this Agreement may be amended, altered or otherwise changed unless in writing duly executed by the parties hereto.

     8.2 ENTIRE AGREEMENT AND COUNTERPARTS. This Agreement contains the entire agreement between the parties and supersedes and shall be substituted for each and every agreement with respect to the subject matter hereof, whether written, oral or otherwise in effect between the parties.

     8.3 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with, and the rights and obligations of the parties shall be determined by, the laws of the State of California, U.S.A. without giving effect to the principles of conflicts of laws. This Agreement shall be executed in the English language which shall be the original and shall control in the event of any difference between the English text of this Agreement and any translation hereof which may be made.

     8.4 NOTICES. All notices and communications that are required pursuant to this Agreement shall be written in the English language and transmitted by airmail and/or telex, acknowledgment of receipt required, to the addressee party at its respective address set forth in the first paragraph of this Agreement or such other address as the addressee party may from time to time designate to the other party in writing

     8.5 ASSIGNMENT. Each party to this Agreement may not assign this Agreement or any rights under this Agreement without the express written permission of the other party. Notwithstanding the above, in the event of transfer of a controlling interest in a party to a party not in control at the time of the execution of this Agreement, this Agreement shall bind and inure to the benefit of each party, its successors and assigns.

     8.6 ARBITRATION. All disputes, controversies, or differences which may arise between the parties, out of or in relation to or in connection with this Agreement, or the breach thereof, which cannot be resolved between the parties shall be settled by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators. Each party shall appoint one (1) arbitrator of its choosing, and the two (2) arbitrators thus selected shall appoint a third arbitrator, who may not be a national of U.S. or Japan. Such arbitration shall be held in the English language in Denver, Colorado if Rohm is the demanding party, or in Osaka, Japan, if Racom is the demanding party. The arbitration award shall be final and binding upon the parties.

     8.7 SEVERABILITY. In the event that any provision hereof is found to be invalid, illegal or unenforceable, the validity, legality and unenforceability of the remaining provisions shall in no way be affected or impaired thereby.

     8.8 FURTHER ASSURANCES. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by either Racom or Rohm, Racom and Rohm shall perform, execute and/or deliver, or cause to be performed, executed and/or delivered at the Closing or Second Closing, or, if necessary, after the Closing or Second Closing, any and all further acts, deeds and assurances as may from time to time be reasonably requested to consummate the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to sign this Agreement on the day and year first above written in duplicate, each party retaining an original copy.

                                       ROHM CO., LTD.


                                       By: /s/ Junichi Hikita
                                          -------------------------------
                                       Name: Junichi Hikita
                                            -----------------------------
                                       Title: Managing Director
                                             ----------------------------

                                       RACOM SYSTEMS, INC.


                                       By: /s/ illegible
                                          -------------------------------
                                       Name: ILLEGIBLE
                                            -----------------------------
                                       Title: PRESIDENT/CEO
                                             ----------------------------

                           STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into effective as of the 21 day of June, 1995 by and between Rohm Co., Ltd., a corporation organized under the laws of Japan, having its principal place of business at 21, Saiin Mizosaki-cho, Ukyo-Ku, Kyoto, 615, Japan ("Rohm"), and Racom Systems, Inc., a company organized under the laws of the State of Delaware, U.S.A., having its principal place of business at 6080 Greenwood Plaza Boulevard, Englewood, Colorado 80111 ("Racom").


                                   RECITALS
                                   --------

     THIS AGREEMENT sets forth the understandings and agreements pursuant to which Rohm will acquire from Racom a total of 500,000 shares of Racom common stock.

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements contained herein, the parties agree as follows:

                                  ARTICLE ONE
                               SALE AND PURCHASE
                               -----------------

     1.1 SALE AND PURCHASE OF COMMON STOCK. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties contained herein, Rohm hereby agrees to purchase from Racom and Racom hereby agrees to sell to Rohm a total of 500,000 shares of Racom common stock, par value $0.01. On the Closing Date (as hereinafter defined), Rohm shall purchase from Racom 300,000 shares of Racom common stock, par value $0.01, for a purchase price of US$900,000 (US$3.00 per share). In addition, on the Second Closing Date (as hereinafter defined) Rohm shall purchase from Racom an additional 200,000 shares of Racom common stock, par value $0.01, for a purchase price of US$600,000 (US$3.00 per share). The terms, designations, rights, preferences and limitations of the Common Stock are as set forth in Racom's certificate of incorporation and bylaws. The parties agree that the Purchase Price shall be paid in the manner specified in
Article 2 below.

                                   ARTICLE TWO
                           CLOSING AND SECOND CLOSING
                           --------------------------

     2.1 CLOSING AND SECOND CLOSING. For purposes of this Agreement, (i) the term "Closing" or "Closing Date" shall mean a date not more than ten (10) days following the execution by the parties of the Cooperative Agreement for Licensed Manufacturing of Ferroelectric RFID Products, such date to be mutually agreed to by the parties, and (ii) the term "Second Closing" or "Second Closing Date" shall mean a date not more than thirty (30) days following the cumulative sale by Rohm of ten million Custom Ferroelectric RFID Products, such date to be mutually agreed by the parties. Subject to the performance, satisfaction or waiver of each condition precedent set forth in Article 5 hereof, the Closing and Second Closing of the purchase and sale of the common stock shall take place at a mutually convenient location as agreed by the parties.

     2.2 SUBMISSIONS OF RACOM. On each of the Closing Date and Second Closing Date, Racom shall deliver to Rohm the following:

          (a) A stock certificate(s) duly endorsed or with stock power(s) duly endorsed in favor of Rohm for the appropriate number of shares of common stock being purchased on such date;

          (b) A copy of the resolutions of Racom's Board of Directors approving the execution of this Agreement and the consummation of the transactions contemplated by this Agreement; and

          (c) Such other documents or instruments as may be reasonably requested by Rohm to consummate the transactions contemplated in this Agreement.

     2.3 SUBMISSIONS OF ROHM. On each of the Closing Date and Second Closing Date, Rohm shall:

          (a) Wire transfer to Racom at Racom's direction the applicable purchase price for the common stock being purchased on such date and submit such certifications or confirmations, as deemed reasonably necessary by Racom, verifying the payment of the purchase price; and

          (b) Such other documents or instruments as may be reasonably requested by Racom to consummate the transactions contemplated in this Agreement.


                                  ARTICLE THREE
                          REPRESENTATIONS AND WARRANTIES
                          ------------------------------
                                    OF RACOM
                                    --------

     Racom hereby represents and warrants to Rohm as follows:

     3.1 ORGANIZATION AND GOOD STANDING. Racom is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, U.S.A. and has all requisite power and authority to conduct its business as such business is now conducted.

     3.2 CORPORATE POWER. Racom has complete power to execute, deliver and perform this Agreement and, as of the Closing, has taken all corporate action required by law, its articles of incorporation, its bylaws or otherwise, to authorize the execution, delivery and performance of this

Agreement, and this Agreement is a valid and binding obligation of Racom, enforceable in accordance with its terms.

     3.3 NO VIOLATION. Neither the execution nor the consummation of this Agreement will constitute a violation of or default under any term or provision of Racom's articles of incorporation or bylaws, or any contract, commitment, indenture or other agreement or restriction of any kind or character to which Racom is a party or by which Racom is bound. No consent or approval by, or filing with, any governmental authority is required in connection with the execution and delivery of this Agreement by Racom or the consummation of the transactions contemplated hereby.

     3.4 RESTRICTIONS. The shares of Common Stock to be transferred pursuant to this Agreement will be transferred free and clear of all liens and other encumbrances.

                                 ARTICLE FOUR
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------
                                    OF ROHM
                                    -------

     Rohm represents and warrants to Racom as follows:

     4.1 ORGANIZATION AND GOOD STANDING. Rohm is a corporation, duly organized, validly existing and in good standing under the laws of Japan and has all requisite power and authority to conduct its business as it is now conducted.

     4.2 CORPORATE POWER. Rohm has complete power to execute, deliver and perform this Agreement and, as of the Closing, has taken all corporate action required by law, its articles of incorporation, its bylaws or otherwise, to authorize the execution, delivery and performance of this Agreement, and this Agreement is a valid and binding obligation of Rohm, enforceable in accordance with its terms.

     4.3 NO VIOLATION. Neither the execution nor the consummation of this Agreement will constitute a violation of or default under any term or provision of Rohm's articles of incorporation or bylaws, or any contract, commitment, indenture or other agreement or restriction of any kind or character to which Rohm is a party or by which Rohm is bound. No consent or approval by, or filing with, any governmental authority is required in connection with the execution and delivery of this Agreement by Rohm or the consummation of the transactions contemplated hereby.

     4.4 INVESTMENT PURPOSE. Rohm is acquiring the shares of common stock for its own account for investment purposes and not for the interest of any other person, and with no present intention of reselling or distributing the shares of common stock. Rohm acknowledges that the common stock being sold hereunder has not been registered under the Securities Act of 1933, as amended, and as such, the common stock is deemed to be "restricted stock" and may only be resold in compliance with applicable state and federal securities laws.

     4.5 ACCREDITATION. Rohm, and its respective officers and directors, have such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of investing in the common stock, and can afford a complete loss of this investment.

                                  ARTICLE FIVE
                              CONDITIONS PRECEDENT
                              --------------------

     5.1 CONDITIONS PRECEDENT TO RACOM'S OBLIGATIONS. The obligations of Racom contained in this Agreement are subject to the fulfillment prior to or at the Closing or Second Closing, as appropriate, of each of the following conditions:

          (a) COMPLIANCE WITH AGEEMENT. Rohm shall have performed, in all material respects, its obligations and agreements, and complied in all material respects with its covenants, contained in this Agreement to the extent required to be performed prior to or at the Closing or Second Closing, as appropriate.

          (b) SUPPORTING DOCUMENTS. All corporate action required to be taken by Rohm in connection with the transactions contemplated by this Agreement, as reasonably determined by Racom, shall be evidenced by documents reasonably satisfactory in form and substance to Racom.

          (c) ROHM REPRESENTATIONS. All representations and warranties of Rohm shall be valid and true on the Closing Date or Second Closing Date, as appropriate, as if made then and Rohm shall deliver to Racom such written certification as deemed reasonably necessary by Racom certifying the validity and truth of Rohm's representations and warranties.

     5.2 CONDITIONS PRECEDENT TO ROHM'S OBLIGATIONS. The obligations of Rohm contained in this Agreement are subject to the fulfillment prior to or at the Closing or Second Closing, as appropriate, of each of the following conditions:

          (a) COMPLIANCE WITH AGREEMENT. Racom shall have performed, in all material respects, its respective obligations and agreements, and complied in all material respects with its covenants, contained in this Agreement to the extent required to be performed prior to or at the Closing or Second Closing, as appropriate.

          (b) SUPPORTING DOCUMENTS. All corporate action required to be taken by Racom in connection with the transactions contemplated by this Agreement, as reasonably determined by Rohm, shall be evidenced by documents reasonably satisfactory in form and substance to Rohm.

          (c) RACOM REPRESENTATIONS. All representations and warranties of Racom shall be valid and true on the Closing Date or Second Closing Date, as appropriate, as if made then and Racom shall deliver to Rohm such written certification as deemed reasonably necessary by Rohm certifying the validity and truth of Racom's representations and warranties.


                             ARTICLE SIX
                           INDEMNIFICATION
                           ---------------

     6.1 RACOM. Racom shall protect, defend, indemnify and hold Rohm and its respective officers, directors, employees and agents harmless from any and all claims (including, without limitation, all losses, liabilities, demands, expenses, damages, court costs and attorneys' fees and costs), resulting directly or indirectly, entirely or in part, from any breach of Racom's obligations, representations and warranties under this Agreement. Notwithstanding any provision in this Section 6.1 to the contrary, Rohm and its respective officers, directors, employees and agents shall have no right to indemnification under this Section 6.1 if the claim results solely from Rohm's or its respective officers', directors', employees' or agents' negligent or intentional act or omissions or from a claim by Racom against Rohm or its respective officers, directors, employees or agents.

     6.2 ROHM. Rohm shall protect, defend, indemnify and hold Racom and its respective officers, directors, employees and agents harmless from any and all claims (including, without limitation, all losses, liabilities, demands, expenses, damages, court costs and attorneys' fees and costs), resulting directly or indirectly, entirely or in part, from any breach of Rohm's obligations, representations and warranties under this Agreement. Notwithstanding any provision in this Section 6.2 to the contrary, Racom and its respective officers, directors, employees and agents shall have no right to indemnification under this Section 6.2 if the claim results solely from Racom's or its respective officers', directors', employees' or agents' negligent or intentional acts or omissions or from a claim by Rohm against Racom or its respective officers, directors, employees and agents.

                                 ARTICLE SEVEN
                            EXPENSES OF THE PARTIES
                            -----------------------

     7.1 NO BROKERS OR FINDERS. The parties agree that no broker or finder is involved in this transaction and no commission is due any broker or finder. Each party shall indemnify the other against all losses suffered by the other if the party's warranty hereunder is incorrect or inaccurate.

     7.2 PAYMENT OF EXPENSES. Each party to this Agreement agrees to pay its own expenses incurred in connection with (i) the execution and adoption of this Agreement and (ii) the consummation of the transactions hereunder, including, without limitation, disbursements, costs, charges, printing expenses, attorneys' and accountants' fees (including audit costs).

                                 ARTICLE EIGHT
                                 MISCELLANEOUS
                                 -------------

     8.1 AMENDMENTS. No part of this Agreement may be amended, altered or otherwise changed unless in writing duly executed by the parties hereto.

     8.2 ENTIRE AGREEMENT AND COUNTERPARTS. This Agreement contains the entire agreement between the parties and supersedes and shall be substituted for each and every agreement with respect to the subject matter hereof, whether written, oral or otherwise in effect between the parties.

     8.3 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with, and the rights and obligations of the parties shall be determined by, the laws of the State of California, U.S.A. without giving effect to the principles of conflicts of laws. This Agreement shall be executed in the English language which shall be the original and shall control in the event of any difference between the English text of this Agreement and any translation hereof which may be made.

     8.4 NOTICES. All notices and communications that are required pursuant to this Agreement shall be written in the English language and transmitted by airmail and/or telex, acknowledgment of receipt required, to the addressee party at its respective address set forth in the first paragraph of this Agreement or such other address as the addressee party may from time to time designate to the other party in writing

     8.5 ASSIGNMENT. Each party to this Agreement may not assign this Agreement or any rights under this Agreement without the express written permission of the other party. Notwithstanding the above, in the event of transfer of a controlling interest in a party to a party not in control at the time of the execution of this Agreement, this Agreement shall bind and inure to the benefit of each party, its successors and assigns.

     8.6 ARBITRATION. All disputes, controversies, or differences which may arise between the parties, out of or in relation to or in connection with this Agreement, or the breach thereof, which cannot be resolved between the parties shall be settled by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators. Each party shall appoint one (1) arbitrator of its choosing, and the two (2) arbitrators thus selected shall appoint a third arbitrator, who may not be a national of U.S. or Japan. Such arbitration shall be held in the English language in Denver, Colorado if Rohm is the demanding party, or in Osaka, Japan, if Racom is the demanding party. The arbitration award shall be final and binding upon the parties.

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

     8.7 SEVERABILITY. In the event that any provision hereof is found to be invalid, illegal or unenforceable, the validity, legality and unenforceability of the remaining provisions shall in no way be affected or impaired thereby.

     8.8 FURTHER ASSURANCES. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by either Racom or Rohm, Racom and Rohm shall perform, execute and/or deliver, or cause to be performed, executed and/or delivered at the Closing or Second Closing, or, if necessary, after the Closing or Second Closing, any and all further acts, deeds and assurances as may from time to time be reasonably requested to consummate the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to sign this Agreement on the day and year first above written in duplicate, each party retaining an original copy.

                                       ROHM CO., LTD.


                                       By: /s/ Junichi Hikita
                                          -------------------------------
                                       Name: Junichi Hikita
                                            -----------------------------
                                       Title: Managing Director
                                             ----------------------------

                                       RACOM SYSTEMS, INC.


                                       By: /s/ illegible
                                          -------------------------------
                                       Name: ILLEGIBLE
                                            -----------------------------
                                       Title: PRESIDENT/CEO
                                             ----------------------------


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